                                 SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  RAMBUS INC.
     ---------------------------------------------------------------
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

     ---------------------------------------------------------------
   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies: ________

    (2) Aggregate number of securities to which transaction applies: ___________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _____________

    (4) Proposed maximum aggregate value of transaction: _______________________

    (5) Total fee paid: ________________________________________________________

[_] Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid: ________________________________________________

    (2) Form, Schedule or Registration Statement no.: __________________________

    (3) Filing Party: __________________________________________________________

    (4) Date Filed: ____________________________________________________________

[LOGO OF RAMBUS]

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON JANUARY 29, 1999

                               ----------------

To the Stockholders:

  Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Rambus Inc., a Delaware corporation (the "Company"), will be held on Friday, January 29, 1999 at 9:00 a.m., local time, at the Sheraton Palo Alto Hotel, 625 El Camino Real, Palo Alto, California 94301, for the following purposes:

  1. To elect three Class II directors for a term of two years and until their successors are duly elected and qualified.

  2. To ratify the appointment by the Board of Directors of the firm PricewaterhouseCoopers LLP as independent auditors of the Company for the fiscal year ending September 30, 1999.

  3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting.

  Only holders of record of the Company's common stock at the close of business on December 17, 1998, the record date, are entitled to vote on the matters listed in this Notice of Annual Meeting.

  All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

                                          By Order Of The Board Of Directors
                                           of Rambus Inc.

                                          Gary G. Harmon

                                          Vice President, Finance, Chief
                                          Financial Officer
                                          and Secretary

Mountain View, California
December 23, 1998

          WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN,
                DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY
                     AS POSSIBLE IN THE ENCLOSED ENVELOPE

                                  RAMBUS INC.

                                PROXY STATEMENT
                                      FOR
                      1998 ANNUAL MEETING OF STOCKHOLDERS

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
PROCEDURAL MATTERS........................................................   1

  General.................................................................   1
  Voting at the Annual Meeting; Record Date...............................   1
  Quorum; Required Vote...................................................   1
  Proxies.................................................................   2
  Expenses of Solicitation................................................   2
  Procedure for Submitting Stockholder Proposals..........................   2

PROPOSAL ONE: ELECTION OF DIRECTORS.......................................   4

  General.................................................................   4
  Nominees for Class II Directors.........................................   4
  Information Regarding Nominees and Other Directors......................   5
  Board Meetings and Committees...........................................   7
  Director Compensation...................................................   7

PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS.........   8

  Required Vote...........................................................   8

SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT..................   9

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT.........................  10

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION...............  10

EXECUTIVE OFFICER COMPENSATION............................................  11

  Executive Officers of the Company.......................................  11
  Summary Compensation Table..............................................  13
  Option Grants in Last Fiscal Year.......................................  14
  Aggregate Option Exercises in Fiscal 1998 and Fiscal Year-End Option
   Values.................................................................  14
  Employment Agreements...................................................  14

CERTAIN TRANSACTIONS......................................................  15

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS............  15

  Compensation Philosophy and Policies....................................  15
  Elements of Compensation................................................  15
  Fiscal 1998 Executive Compensation......................................  16
  Fiscal 1998 Chief Executive Officer Compensation........................  17

COMPANY STOCK PRICE PERFORMANCE GRAPH.....................................  18

OTHER MATTERS.............................................................  19

                                  RAMBUS INC.

                               ----------------

                                PROXY STATEMENT
                                      FOR
                      1999 ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

                              PROCEDURAL MATTERS

GENERAL

  This Proxy Statement is being furnished to holders of common stock, par value $0.001 per share (the "Common Stock"), of Rambus Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of the Company's Stockholders (the "Annual Meeting") to be held on Friday, January 29, 1999 at 9:00 a.m., local time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Sheraton Palo Alto Hotel, 625 El Camino Real, Palo Alto, California 94301. The telephone number at the Sheraton Palo Alto Hotel is
(650) 328-2800. The Company's headquarters are located at 2465 Latham Street, Mountain View, California 94040, and the telephone number at that location is
(650) 944-8000.

  This Proxy Statement and the accompanying form of proxy are first being mailed on or about December 23, 1998, together with the Company's 1998 Annual Report to Stockholders (which includes the company's 10-K for its 1998 fiscal year), to all holders of Common Stock entitled to vote at the Annual Meeting. Stockholders may obtain, for the cost of copying, a copy of any exhibits to the Company's 10-K by writing to the Secretary of the Company at the Company's headquarters.

VOTING AT THE ANNUAL MEETING; RECORD DATE

  Only holders of record of the Company's Common Stock at the close of business on December 17, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. Such stockholders are entitled to cast one vote for each share of Common Stock held as of the Record Date on all matters properly submitted for the vote of stockholders at the Annual Meeting. As of the Record Date, there were 23,106,497 shares of the Company's Common Stock outstanding and entitled to be voted at the Annual Meeting. No shares of Preferred Stock were outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company's Common Stock, see "Share Ownership by Principal Stockholders and Management."

QUORUM; REQUIRED VOTE

  The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Stockholders' votes will be tabulated by persons appointed by the Board of Directors to act as inspectors of election for the Annual Meeting. While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions in the counting of votes, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of shares entitled to vote. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker non-votes may be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of shares entitled to vote with respect to the particular proposal on which the broker has expressly not voted. In the election of directors, the three nominees who receive the greatest number of votes will be elected, and therefore abstentions and broker non-votes will have no effect on the outcome of the election of directors. There are no cumulative voting rights in the election of directors.

PROXIES

  All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. The Company does not currently anticipate that any other matters will be raised at the Annual Meeting. The Company has an advance notice Bylaw provision described in "Procedure for Submitting Stockholder Proposals" below. To date, the Company has not received from any stockholder any notice with respect to nomination for the election of directors or other business to be brought before the Annual Meeting.

  Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy may be revoked (i) by filing with the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy, in either case later dated than the prior proxy relating to the same shares or
(ii) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not of itself revoke a proxy). Any written notice of revocation or subsequent proxy must be received by the Secretary of the Company prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy should be hand delivered to the Secretary of the Company or should be sent so as to be delivered to Rambus Inc., 2465 Latham Street, Mountain View, CA 94040, Attention: Secretary.

EXPENSES OF SOLICITATION

  All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company. The Company may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of Common Stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers and employees of the Company may also solicit proxies in person or by telephone, telegram, letter, facsimile or other means of communication. Such directors, officers and employees will not be additionally compensated, but they may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. In addition, the Company has retained Corporate Investor Communications, Inc. to assist in the solicitation of proxies at an estimated fee of $1,500, plus reimbursement of reasonable out-of-pocket expenses.

PROCEDURE FOR SUBMITTING STOCKHOLDER PROPOSALS

  Stockholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals in writing to the Secretary of the Company in a timely manner. In order to be included in the Company's proxy materials for the annual meeting of stockholders to be held in the year 2000, stockholder proposals must be received by the Secretary of the Company no later than August 25, 1999, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

  In addition, the Company's Bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in the Company's proxy statement, to be brought before an annual meeting of stockholders. For nominations or other business to be properly brought before the meeting by a stockholder, such stockholder must provide written notice delivered to the Secretary of the Company 90 days in advance of the annual or special meeting, which notice must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. In the event that less than 100 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A copy of the full text of the Bylaw provisions discussed above may be obtained by writing to the Secretary of the Company. All notices of proposals by stockholders, whether or not included in the Company's proxy materials, should be sent to Rambus Inc., 2465 Latham Street, Mountain View, CA 94040, Attention: Secretary.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

GENERAL

  The Company's Board of Directors is currently comprised of six members who are divided equally into two classes with overlapping two-year terms. A director serves in office until his or her respective successor is duly elected and qualified or until his or her earlier death or resignation. Any additional directorships resulting from an increase in the number of directors will be distributed among the two classes so that, as nearly as possible, each class will consist of an equal number of directors.

NOMINEES FOR CLASS II DIRECTORS

  Three Class II directors are to be elected at the Annual Meeting for a two-year term ending in 2001. The Board of Directors has nominated WILLIAM DAVIDOW, P. MICHAEL FARMWALD and GEOFF TATE for re-election as Class II directors. Unless otherwise instructed, the persons named in the enclosed proxy intend to vote proxies received by them for the re-election of Dr. Davidow, Dr. Farmwald and Mr. Tate. The Company expects that each of Dr. Davidow, Dr. Farmwald and Mr. Tate will accept such nomination; however, in the event that Dr. Davidow, Dr. Farmwald or Mr. Tate is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for a substitute nominee or nominees designated by the present Board of Directors. The term of office of each person elected as a director will continue until such director's term expires in 2001 or until such director's successor has been elected and qualified.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED ABOVE.

INFORMATION REGARDING NOMINEES AND OTHER DIRECTORS

  Set forth below is certain information regarding the nominees for Class II directors and each other director of the Company whose term of office continues after the Annual Meeting.

          NOMINEES FOR CLASS II DIRECTORS FOR A TERM EXPIRING IN 2001

         NAME          AGE     PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
         ----          ---     --------------------------------------------

William Davidow.......  63 Dr. Davidow has served as Chairman of the Board of
                           Directors since the Company was founded in March
                           1990. Since 1985, Dr. Davidow has been a general
                           partner of Mohr, Davidow Ventures, a venture capital
                           firm. From 1973 to 1985, he held a number of
                           management positions at Intel Corporation, including
                           Senior Vice President of Marketing and Sales, Vice
                           President of the Microcomputer Division and Vice
                           President of the Microcomputer Systems Division. Dr.
                           Davidow holds A.B. and M.S. degrees in Electrical
                           Engineering from Dartmouth College and a Ph.D. in
                           Electrical Engineering from Stanford University. He
                           also serves as a director of Vantive Corporation and
                           Power Integrations, Inc. and several privately held
                           companies.
P. Michael Farmwald...  44 Dr. Farmwald has served as a director of the Company since co-founding the Company in March 1990, and as
                           Vice President and Chief Scientist from March 1990
                           to November 1993. He co-founded Chromatic Research
                           Inc., a privately held developer of media processors
                           for the PC industry, in November 1993, where he
                           currently holds the title of Visionary and served as
                           a director prior to the sale of Chromatic Research
                           Inc. to ATI Technologies Inc. in November 1998. From
                           1988 to 1989, Dr. Farmwald was an associate
                           professor of Electrical and Computer Engineering at
                           the University of Illinois. In 1986, he co-founded
                           FTL which merged that year with MIPS. From 1986 to
                           1988, Dr. Farmwald was Chief Scientist for High End
                           Systems at MIPS. Dr. Farmwald holds a B.S. degree in
                           Mathematics from Purdue University and a Ph.D. in
                           Computer Science from Stanford University. He also
                           serves as a director of a privately held company.
Geoff Tate............  44 Mr. Tate has served as President, Chief Executive
                           Officer and Director since joining the Company in
                           May 1990. From February 1989 to January 1990, Mr.
                           Tate served as Senior Vice President and Corporate
                           Officer, Microprocessor and Peripherals with
                           Advanced Micro Devices, Inc. ("AMD"), a
                           semiconductor manufacturer. From 1979 to 1989, Mr.
                           Tate served in various marketing and product line
                           management positions with AMD. Mr. Tate holds a B.S.
                           degree in Computer Science from the University of
                           Alberta and an M.B.A. from the Harvard Graduate
                           School of Business Administration.

             INCUMBENT CLASS I DIRECTORS WHOSE TERMS EXPIRE IN 2000

         NAME          AGE     PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
         ----          ---     --------------------------------------------
Bruce Dunlevie........  42 Mr. Dunlevie has served as a director of the Company since its founding in March 1990. He has been a
                           member of the venture capital firm Benchmark Capital
                           since April 1996, and a general partner of the
                           venture capital firm Merrill, Pickard, Anderson &
                           Eyre since 1989. Mr. Dunlevie also served as Vice
                           President and General Manager of the Personal
                           Computer Systems Division of Everex Systems, a
                           personal computer manufacturer. He holds a B.A.
                           degree in History from Rice University and an M.B.A.
                           from Stanford University. Mr. Dunlevie also serves
                           as a director of Geoworks, an operating systems
                           software company, Genesys Telecommunications
                           Laboratories, Inc., a CTI framework provider and
                           several privately held companies.
Charles Geschke.......  59 Dr. Geschke has served as a director of the Company since February 1996. He is a co-founder of Adobe
                           Systems Incorporated, a software company, and has
                           served as a director of that company since 1982,
                           Chief Operating Officer from 1986 to 1995, President
                           since 1989 and Chairman since 1997. Prior to 1982,
                           Dr. Geschke held various positions with Xerox's Palo
                           Alto Research Center, including Manager of the
                           Imaging Sciences Laboratory. He holds an A.B. degree
                           in Classics and an M.S. degree in Mathematics from
                           Xavier University of Ohio, and received his Ph.D. in
                           Computer Science from Carnegie-Mellon University.
Mark Horowitz.........  41 Dr. Horowitz has served as a director since co-
                           founding the Company in March 1990 and as Vice
                           President from March 1990 to May 1994 and currently
                           continues to serve in a part-time capacity as a
                           member of the technical staff. Dr. Horowitz has
                           taught at Stanford University since 1984 where he is
                           currently professor of Electrical Engineering. He
                           holds B.S. and M.S. degrees in Electrical
                           Engineering from Massachusetts Institute of
                           Technology and received his Ph.D. in Electrical
                           Engineering from Stanford University.

BOARD MEETINGS AND COMMITTEES

  During fiscal 1998, the Board of Directors held nine meetings (including regularly scheduled and special meetings), and no incumbent director attended fewer than 75% of the total number of meetings of the Board of Directors and the committees, if any, of which he was a member. Certain matters approved by the Board of Directors were approved by unanimous written consent.

  The Board of Directors currently has three standing committees: an Audit Committee, a Compensation Committee and a Stock Option Committee. The Company has no nominating committee or committee performing a similar function. The Audit Committee and the Compensation Committee currently consist of William Davidow, Bruce Dunlevie and Charles Geschke. The Stock Option Committee currently consists of one member, Geoff Tate.

  Audit Committee. The Audit Committee, which met four times during fiscal 1998, makes such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of the Company, provides to the Board the results of its examinations and recommendations derived therefrom, outlines to the Board improvements made, or to be made, in internal accounting controls, nominates independent auditors, and provides such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require Board attention.

  Compensation Committee. The Compensation Committee, which met two times during fiscal 1998, reviews and makes recommendations to the Board of Directors regarding all forms of compensation to be provided to the executive officers and directors of the Company, including stock compensation and loans, and all bonus and stock compensation to all employees. Certain matters were approved by the Compensation Committee by unanimous written consent.

  Stock Option Committee. The Stock Option Committee, which was established in February 1997, has the authority (subject to limitations, if any, which may be established by the Company's Board of Directors) to administer the issuance of stock options under the Company's 1997 Stock Plan (the "Stock Plan"), of up to 25,000 shares per employee per year, other than executive officers.

DIRECTOR COMPENSATION

  Board members do not receive any cash fees for their service on the Board or any Board committee, but they are entitled to reimbursement of all reasonable out-of-pocket expenses incurred in connection with their attendance at Board and Board committee meetings. All Board members are eligible to receive stock options pursuant to the discretionary option grant program in effect under the Stock Plan. The Stock Plan also provides for an automatic grant of an option to purchase 10,000 shares of Common Stock (the "First Option") to each non-employee, non-founder director who becomes a non-employee, non-founder director after the effective date of the Stock Plan provided that an employee director who becomes a non-employee, non-founder director is not eligible for the First Option. In addition, each non-employee, non-founder director is automatically granted an option to purchase 5,000 shares (a "Subsequent Option") on October 1 of each year provided he or she is then a non-employee, non-founder director and, provided further, that on such date he or she has served on the Board for at least six months. On October 1, 1998, Dr. Davidow, Mr. Dunlevie and Dr. Geschke were each granted a Subsequent Option to purchase 5,000 shares of Common Stock with an exercise price equal to the closing price of the Company's Common Stock.

                                 PROPOSAL TWO

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

  The Board of Directors has appointed PricewaterhouseCoopers LLP as independent auditors of the Company to audit the consolidated financial statements of the Company for the fiscal year ending September 30, 1999, and has determined that it would be desirable to request that the stockholders ratify such appointment.

  PricewaterhouseCoopers LLP (or its predecessor, Coopers & Lybrand L.L.P.) has audited the Company's financial statements since 1991. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

REQUIRED VOTE

  Although stockholder approval is not required for the appointment of PricewaterhouseCoopers LLP since the Board of Directors has the responsibility for selecting auditors, the Board of Directors has conditioned its appointment of the Company's independent auditors upon the receipt of the affirmative vote of a majority of the votes duly cast at the Annual Meeting. In the event that the stockholders do not approve the selection of PricewaterhouseCoopers LLP, the Board of Directors will reconsider its selection.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

           SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT

  Under the proxy rules of the Securities and Exchange Commission, a person who directly or indirectly has or shares voting power or investment power with respect to a security is considered a beneficial owner of the security. Voting power is the power to vote or direct the voting of shares, and investment power is the power to dispose of or direct the disposition of shares. Shares as to which voting power or investment power may be acquired within 60 days are also considered as beneficially owned under the proxy rules.

  The following table sets forth certain information as of November 30, 1998, regarding beneficial ownership of the Company's Common Stock by (i) each person who is known to the Company to own beneficially more than five percent of the Company's Common Stock, (ii) each director and each nominee for election as a director of the Company, (iii) each executive officer named in the Summary Compensation Table set forth in this Proxy Statement, and (iv) all current directors and current executive officers of the Company as a group. The information on beneficial ownership in the table and the footnotes thereto is based upon the Company's records and the most recent Schedule 13D or 13G filed by each such person or entity and information supplied to the Company by such person or entity. Unless otherwise indicated, each person has sole voting power and sole investment power with respect to the shares shown.

                                           NUMBER OF SHARES    PERCENTAGE OF
                                             BENEFICIALLY   SHARES BENEFICIALLY
   NAME OR GROUP OF BENEFICIAL OWNERS          OWNED(1)          OWNED(1)
-----------------------------------------  ---------------- -------------------
FMR Corp. (Fidelity).....................     3,134,400            13.6
 82 Devonshire Street
 Boston, MA 02109
Geoff Tate(2)............................       979,889             4.2
Gary Harmon(3)...........................       148,968             0.6
David Mooring(4).........................       180,056             0.8
Allen Roberts(5).........................       234,743             1.0
Subodh Toprani(6)........................       162,796             0.7
William Davidow(7).......................       253,201             1.1
Bruce Dunlevie(8)........................     1,036,318             4.5
P. Michael Farmwald......................     1,227,734             5.3
Charles Geschke(9).......................        68,437             0.3
Mark Horowitz............................       683,629             3.0
All directors and executive officers as a
 group (13 persons) (10).................     5,129,542            21.8
                                              ---------            ----

--------
 (1) Percentage of shares beneficially owned is based on 23,104,097 shares outstanding as of November 30, 1998. Unless otherwise indicated below, the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares subject to options which are exercisable within 60 days of November 30, 1998 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person, but are not deemed to be outstanding and to be beneficially owned for the purpose of computing the percentage ownership of any other person.
 (2) Includes 75,000 shares subject to options exercisable within 60 days of November 30, 1998, of which no shares were vested and 75,000 shares were unvested as of November 30, 1998. Also includes 15,000 shares held of record by Mr. Tate's wife, Colleen Thygesen Tate, as Trustee for their children. At November 30, 1998, 40,000 shares held by Mr. Tate were subject to a right of repurchase in favor of the Company which lapses over time.
 (3) Includes 30,500 shares subject to options exercisable within 60 days of November 30, 1998 of which 1,166 shares were vested and 29,334 shares were unvested as of November 30, 1998.
 (4) At November 30, 1998, 72,750 shares held by Mr. Mooring were subject to a right of repurchase in favor of the Company which lapses over time.

 (5) Includes 80,500 shares subject to options exercisable within 60 days of November 30, 1998 of which 4,791 shares were vested and 75,709 shares were unvested as of November 30, 1998. At November 30, 1998, 9,792 shares held by Mr. Roberts were subject to a right of repurchase in favor of the Company which lapses over time.
 (6) Includes 60,500 shares subject to options exercisable within 60 days of November 30, 1998 of which 26,250 shares were vested and 34,250 shares were unvested as of November 30, 1998.
 (7) Includes 1,562 shares subject to options exercisable within 60 days of November 30, 1998 of which 1,354 shares were vested and 208 shares which were unvested as of November 30, 1998. At November 30, 1998, 5,625 shares held by Dr. Davidow were subject to a right of repurchase in favor of the Company which lapses over time.
 (8) Includes all shares held by entities affiliated with MPAE V Management Co. Bruce W. Dunlevie, a director of the Company, is a general partner of MPAE V Management Co. which is a general partner of Merrill, Pickard, Anderson & Eyre V, L.P. which owns 941,516 shares. Mr. Dunlevie is deemed to have voting and investment power with respect to such shares. Mr. Dunlevie may be deemed to beneficially own such shares, but he disclaims beneficial ownership of all such shares except to the extent of his pecuniary interest therein. Also includes (i) 36,562 shares subject to options exercisable within 60 days of November 30, 1998, of which 30,729 shares were vested and 5,833 shares were unvested as of November 30, 1998, and (ii) 8,000 shares held of record by Mr. Dunlevie as trustee for his children.
 (9) Includes 31,875 shares held of record by The Geschke Family Trust Dated 9/25/87, and 26,562 shares subject to options exercisable within 60 days of November 30, 1998 of which 18,020 shares were vested and 8,542 shares were unvested as of November 30, 1998. At November 30, 1998, 5,625 shares held by Dr. Geschke were subject to a right of repurchase in favor of the Company which lapses over time.
(10) Includes 383,997 shares subject to options exercisable within 60 days of November 30, 1998 of which 115,330 shares were vested and 268,667 shares were unvested as of November 30, 1998. At November 30, 1998, 152,126 shares held by such persons were subject to a right of repurchase in favor of the Company which lapses over time.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

  Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities ("10% Stockholders"), to file reports of ownership on a Form 3 and changes in ownership on a Form 4 or a Form 5 with the SEC and The Nasdaq Stock Market, Inc. Such executive officers, directors and 10% Stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

  Based solely on its review of the copies of such forms received by the Company, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that, during fiscal 1998, its executive officers, directors and 10% Stockholders complied with all applicable Section 16(a) filing requirements.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The Compensation Committee is currently comprised of Dr. Davidow, Mr. Dunlevie and Dr. Geschke. No interlocking relationship exists between any member of the Company's Compensation Committee and any member of any other company's board of directors or compensation committee, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was formerly an officer or an employee of the Company.

                        EXECUTIVE OFFICER COMPENSATION

EXECUTIVE OFFICERS OF THE COMPANY

  The executive officers of the Company and their ages and positions as of September 30, 1998, are as follows:

      NAME        AGE                          POSITION
----------------- --- ---------------------------------------------------------
Geoff Tate.......  44 President, Chief Executive Officer and Director
Gary Harmon......  60 Vice President, Finance, Chief Financial Officer and
                      Secretary
Joel Karp........  58 Vice President, Intellectual Property
Ed Larsen........  46 Vice President, Human Resources
David Mooring....  39 Vice President and General Manager, Personal Computer
                      Division
Allen Roberts....  42 Vice President and General Manager, Memory and Technology
                      Division
Subodh Toprani...  44 Vice President and General Manager, Logic Products
                      Division
Takahiro Kamo....  63 Chairman, Rambus K.K.

  The Company's executive officers are appointed by, and serve at the discretion of, the Board of Directors. There is no family relationship between any executive officer and any director of the Company.

  Geoff Tate has served as President, Chief Executive Officer and Director since joining the Company in May 1990. From February 1989 to January 1990, Mr. Tate served as Senior Vice President and Corporate Officer, Microprocessor and Peripherals with Advanced Micro Devices, Inc. ("AMD"), a semiconductor manufacturer. From 1979 to 1989, Mr. Tate served in various marketing and product line management positions with AMD. Mr. Tate holds a B.S. degree in Computer Science from the University of Alberta and an M.B.A. from the Harvard Graduate School of Business Administration.

  Gary Harmon has served as Vice President, Finance, Chief Financial Officer and Secretary since joining the Company in March 1993. Prior to 1993, Mr. Harmon held various financial positions at Novellus Systems Inc., Digital Microwave Inc. and Avantek, Inc. Mr. Harmon holds a B.S. degree in Electrical Engineering from Stanford University and an M.B.A. from the Harvard Graduate School of Business Administration.

  Joel Karp has served as Vice President, Intellectual Property, since joining the Company in October 1997. From September 1990 to July 1997, Mr. Karp worked for Samsung Semiconductors, a semiconductor manufacturer, from September 1990 to December 1996 as Vice President and from January 1997 to July 1997 as Senior Vice President. Mr. Karp holds a B.S. in Electrical Engineering from Massachusetts Institute of Technology.

  Ed Larsen has served as Vice President, Human Resources, since joining the Company in September 1996. From May 1995 to August 1996, he served as Director, Human Resources for Cirrus Logic, Inc., a semiconductor manufacturer. From June 1991 to July 1993 and May 1994 to May 1995, Mr. Larsen was an independent consultant. From July 1993 to April 1994, he served as Director, Human Resources for Zilog, Inc., a semiconductor manufacturer. Mr. Larsen has also held various human resources positions with VLSI Technology and Motorola. Mr. Larsen holds a B.S. degree in Business Administration from the University of Minnesota.

  David Mooring joined the Company in February 1991 as Vice President, Marketing and Sales. He served as Vice President, Business Development from May 1994 to March 1997, when he became Vice President and General Manager of the Personal Computer Division. From 1989 to 1991, he served as Vice President of Marketing and Sales at Vitesse Semiconductor, Inc., a semiconductor manufacturer. From 1980 to 1989,

Mr. Mooring held various marketing and sales positions at Intel Corporation. Mr. Mooring holds a B.S. degree in Economics from the University of Santa Clara, an M.B.A. from Pepperdine University and an M.S. degree in Computer Engineering from the University of Southern California.

  Allen Roberts joined the Company in February 1991 as Vice President, Engineering. In March 1997, he became Vice President and General Manager of the Memory and Technology Division. In 1986, he co-founded FTL which merged that year with MIPS Computer Systems, Inc. ("MIPS"). He served as Director of High-End Engineering at MIPS from 1986 until 1991. Mr. Roberts has also held various engineering positions at E1xsi Inc., Infotek Systems and the Jet Propulsion Laboratory. Mr. Roberts holds a B.S. degree in Electrical Engineering from Stanford University.

  Subodh Toprani joined the Company in May 1994 as Vice President, Marketing. In March 1997, he became Vice President and General Manager of the Logic Products Division. From February 1992 to April 1994, Mr. Toprani served as Director of Marketing and Systems Engineering with the Personal Computer Products Division of AMD. From 1982 to 1992, Mr. Toprani served in various field engineering and marketing positions with AMD. He has also held various engineering positions with Bally Manufacturing Corp., a manufacturer of gaming and leisure equipment, and Gaming Devices Inc., a manufacturer of gaming equipment. Mr. Toprani holds a B.S. degree in Physics from St. Xavier's College of Bombay and B.S. and M.S. degrees in Electrical Engineering from the Illinois Institute of Technology.

  Takahiro "Tom" Kamo is an independent consultant and has served as Chairman of the Company's Japanese subsidiary, Rambus K.K., since June 1991. In 1974, Mr. Kamo established Intel Corporation's Japanese subsidiary, Intel Japan K.K., and served as its President and Vice Chairman. In 1988, he was elected Chairman of Intel Japan K.K. and served in this capacity until his retirement in 1990. In 1963, Mr. Kamo co-founded Tokyo Electron Laboratories ("TEL"), a Japanese importer/exporter of electronic products. He later founded TEL Engineering, a subsidiary of TEL involved in the design and manufacturing of semiconductor production equipment, where he served as President until 1974. Mr. Kamo holds a B.S. degree in Electrical Engineering from Waseda University in Tokyo.

SUMMARY COMPENSATION TABLE

  The following table sets forth, for the fiscal years ended September 30, 1996, 1997 and 1998, certain summary information regarding the compensation of the Company's Chief Executive Officer and each of the other four most highly compensated executive officers (collectively, the "Named Executive Officers") whose annual compensation (salary and bonus) for services rendered in all capacities to the Company exceeded $100,000.

                                                       LONG-TERM
                                                      COMPENSATION
                                                         AWARDS
                                                      ------------
                                         ANNUAL
                                      COMPENSATION     SECURITIES
                                    -----------------  UNDERLYING     ALL OTHER
 NAME AND PRINCIPAL POSITION   YEAR  SALARY  BONUS(1) OPTIONS (#)  COMPENSATION(2)
 ----------------------------  ---- -------- -------- ------------ ---------------
 Geoff Tate..................  1998 $215,000 $68,300     70,000        $1,920
  President and Chief          1997  215,000  52,039     75,000         1,920
  Executive Officer            1996  215,000  32,789        -0-         2,656
 Gary Harmon.................  1998  169,856  52,547     30,000         1,630
  Vice President, Finance and  1997  154,425  39,560     10,000         1,630
  Chief Financial Officer      1996  154,425  28,189      6,500         1,684
 David Mooring...............  1998  186,250  60,743     40,000         1,920
  Vice President and General   1997  170,250  58,302     20,000         1,920
  Manager, Personal Computer   1996  149,705  53,424     11,500         2,047
  Division
 Allen Roberts...............  1998  187,066  59,628     40,000         1,918
  Vice President and General   1997  178,266  44,390     20,000         1,918
  Manager, Memory and          1996  178,266  26,235     15,500         2,409
  Technology Division
 Subodh Toprani..............  1998  172,500  56,268     35,000         1,920
  Vice President and General   1997  165,000  34,487     10,000         1,920
  Manager, Logic Products
  Division                     1996  165,000  24,721     10,500         2,331

--------
(1) Earned for services during year.
(2) Consists of group term life insurance premiums paid by the Company.

OPTION GRANTS IN LAST FISCAL YEAR

  The following table sets forth certain information regarding stock options granted to each of the Named Executive Officers for the fiscal year ended September 30, 1998.

                                         INDIVIDUAL GRANTS
                         -------------------------------------------------
                                                                           POTENTIAL REALIZABLE VALUE AT
                         NUMBER OF       % OF                                 ASSUMED ANNUAL RATES OF
                         SECURITIES TOTAL OPTIONS                            STOCK PRICE APPRECIATION
                         UNDERLYING   GRANTED TO     EXERCISE                   FOR OPTION TERM(1)
                          OPTIONS    EMPLOYEES IN     PRICE     EXPIRATION -----------------------------
                          GRANTED   FISCAL YEAR(2) PER SHARE(3)    DATE          5%             10%
                         ---------- -------------- ------------ ---------- -------------- --------------
Geoff Tate..............   70,000        6.2%        $51.125     12/4/07   $    2,250,656 $    5,703,606
Gary Harmon.............   30,000        2.7%        $51.125     12/4/07   $      964,567 $    2,444,402
David Mooring...........   40,000        3.6%        $51.125     12/4/07   $    1,286,089 $    3,259,203
Allen Roberts...........   40,000        3.6%        $51.125     12/4/07   $    1,286,089 $    3,259,203
Subodh Toprani..........   35,000        3.1%        $51.125     12/4/07   $    1,125,328 $    2,851,802

--------
(1) Potential realizable value is based on the assumption that the Common Stock of the Company appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the ten year term. These numbers are calculated based on Securities and Exchange Commission requirements and do not reflect the Company's estimate of future stock price growth.
(2) The Company granted options to purchase 1,125,900 shares of Common Stock to all employees during fiscal 1998.
(3) Options were granted at an exercise price equal to the fair market value of the Company's Common Stock at the date of grant.

AGGREGATE OPTION EXERCISES IN FISCAL 1998 AND FISCAL YEAR-END OPTION VALUES

  The following table sets forth for each of the Named Executive Officers the shares acquired and the value realized on each exercise of stock options during the year ended September 30, 1998 and the year-end number and value of exercisable and unexercisable options:

                                                  NUMBER OF SECURITIES      VALUE OF UNEXERCISED
                                                 UNDERLYING UNEXERCISED     IN-THE-MONEY OPTIONS
                           SHARES                 OPTIONS AT 9/30/98(1)         AT 9/30/98(2)
                          ACQUIRED     VALUE    ------------------------- -------------------------
          NAME           ON EXERCISE  REALIZED  EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
------------------------ ----------- ---------- ----------- ------------- ----------- -------------
Geoff Tate..............      --            --       --        145,000           --    $5,326,250
Gary Harmon.............      --            --       --         60,500           --    $2,254,750
David Mooring...........      --            --       --         40,000           --    $  515,000
Allen Roberts...........   80,000    $3,934,439   24,738       135,762    $1,571,931   $6,438,569
Subodh Toprani..........      --            --    25,000        70,500    $1,590,000   $2,626,125

--------
(1) Although some options are immediately exercisable for all the option shares, any shares purchased under such an option are subject to repurchase by the Company, at the exercise price paid per share, in the event the optionee ceases to provide services to the Company prior to vesting in those shares. Accordingly, the table reflects such option shares as to which the repurchase right has lapsed under the "exercisable" column and such option shares subject to the repurchase right under the "unexercisable" column.
(2) Market value of underlying securities based on the closing price of the Company's Common Stock on September 30, 1998 (the last trading day of fiscal 1998) on the Nasdaq National Market of $64.00 minus the exercise price.

EMPLOYMENT AGREEMENTS

  None of the Company's executive officers has employment or severance agreements with the Company.

                             CERTAIN TRANSACTIONS

  Loans to Officers. In February 1997, in connection with the exercise of options to purchase shares of the Company's Common Stock by Ed Larsen, the Company provided a full recourse loan in the principal amount of $200,000. The loan bore interest at an annual rate of 12.0%, was evidenced by a promissory note and was secured by a pledge of 40,000 shares. Principal and all accrued interest on the loan was paid in full in August 1998.

  Chromatic Research, Inc. In February 1994, the Company licensed its interface technology to Chromatic Research, Inc. ("Chromatic"), a multimedia processor design company. Under the terms of the license, Rambus received 626,053 shares of Chromatic Series B Preferred Stock. In December 1997, the Company received an additional 142,857 shares of Chromatic Series I Preferred Stock in return for an investment in Chromatic of $1,000,000. As of the Series I financing, Rambus' ownership interest represented approximately 2.7% of the outstanding shares of Chromatic. In November 1998, Chromatic was acquired by ATI Technologies Inc. Chromatic was formed in May 1993 by, among others, Dr. Farmwald who served as a director of, and consultant to, Chromatic. Investors in Chromatic included affiliates of Mohr, Davidow Ventures, Merrill, Pickard, Anderson & Eyre and Kleiner, Perkins, Caufield & Byers. Dr. Davidow and Mr. Dunlevie also served on the Board of Directors of Chromatic.

  The Company believes that all related-party transactions described above were on terms no less favorable than could have been otherwise obtained from unrelated third parties. All future transactions between the Company and its executive officers, directors and principal stockholders will be approved by a majority of the independent and disinterested members of the Board of Directors and will be on terms no less favorable than could be obtained from unrelated third parties.

        REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

  The Compensation Committee of the Board of Directors (the "Committee") consists of directors William Davidow, Bruce Dunlevie and Charles Geschke, none of whom are employees or officers of the Company. The Committee sets policy and administers the Company's cash and equity incentive programs for the purpose of attracting and retaining highly skilled executives who will promote the Company's business goals and build long-term stockholder value. The Committee is also responsible for reviewing and making recommendations to the Board of Directors regarding all forms of compensation to be provided to the executive officers of the Company.

COMPENSATION PHILOSOPHY AND POLICIES

  The policy of the Committee is to attract and retain key personnel through the payment of competitive base salaries and to encourage and reward performance through bonuses and stock ownership. The Committee's objectives are to:

  . ensure that there is an appropriate relationship between executive compensation and the creation of stockholder value;

  . ensure that the total compensation program will motivate, retain and attract executives of outstanding abilities; and

  . ensure that current cash and equity incentive opportunities are competitive with comparable companies.

ELEMENTS OF COMPENSATION

  Compensation for officers and key employees includes both cash and equity elements.

  Cash compensation consists of base salary, which is determined on the basis of the level of responsibility, expertise and experience of the employee and competitive conditions in the industry. In addition, cash bonuses may be awarded to officers and other key employees.

  Ownership of the Company's Common Stock is a key element of executive compensation. Officers and other employees of the Company are eligible to participate in the Stock Plan and the 1997 Employee Stock Purchase Plan (the "Purchase Plan"). The Stock Plan permits the Board of Directors or the Committee to grant stock options to employees on such terms as the Board or the Committee may determine. The Committee has authority to grant and administer stock options to all employees of the Company. In determining the size of a stock option grant to a new officer or other key employee, the Committee takes into account equity participation by comparable employees within the company, external competitive circumstances and other relevant factors. These options typically vest over 48 months and thus require the employee's continuing services to the Company. Additional options may be granted to current employees to reward exceptional performance or to provide additional unvested equity incentives. The vesting of these additional stock options usually will not begin until previous option grants have become fully vested. The Purchase Plan permits employees to acquire Common Stock of the Company through payroll deductions and promotes broad-based equity participation throughout the Company. The Committee believes that such stock plans align the interests of the employees with the long-term interests of the stockholders.

  The Company also maintains a 401(k) Plan to provide retirement benefits through tax deferred salary deductions for all its employees. The Company does not currently contribute to the 401(k) Plan.

  The Committee has considered the potential future effects of Section 162(m) of the Internal Revenue Code of 1986, as amended. Section 162(m) limits the deductibility by public companies of certain executive compensation in excess of $1 million per executive per year, but excludes from the calculation of such $1 million limit certain elements of compensation, including performance-based compensation, provided that certain requirements are met. None of the Company's executive officers approached the $1 million limit in fiscal 1998 nor is any expected to approach such limit in fiscal 1999. However, the provisions of Section 162(m) merit current consideration because, under certain circumstances, the difference between the fair market value and the exercise price of options granted in the present time period, measured at the time of exercise, could be included in the calculation under Section 162(m) of the executive officers' compensation in the time period in which the exercise occurs. This result can be avoided if the plans under which such options are granted comply with certain requirements at the time of grant, including administration by a committee consisting solely of two or more outside directors and stockholder approval of the terms of the plan, including approval of an annual limit stated in the plan on the number of shares with respect to which options may be granted to any employee. The Company's Stock Plan has been designed and administered to meet such requirements. The Company has not attempted to structure other elements of executive compensation to qualify as performance-based compensation for purposes of Section 162(m).

FISCAL 1998 EXECUTIVE COMPENSATION

  The Company's executive compensation philosophy is that base salary and cash bonuses should reflect the overall financial and non-financial performance of the Company and that non-cash compensation should be closely aligned with stockholder interests. No executive officer or other employee of the Company has an employment or severance agreement with the Company. Executive compensation for 1998 included base salary and cash bonuses. Cash Bonuses for executive officers are based on the following measures of the Company's performance: total revenues, operating income, the market penetration of the Company's technology and other performance goals. Executive officers, like other employees, were eligible for option grants under the Stock Plan and to participate in the Purchase Plan.

FISCAL 1998 CHIEF EXECUTIVE OFFICER COMPENSATION

  Geoff Tate joined the Company as President and Chief Executive Officer in 1990. Mr. Tate does not have an employment or severance agreement with the Company. In setting Mr. Tate's compensation, the Compensation Committee, in addition to considering the factors for all executive officers described above, also considers data reflecting comparative compensation information from other companies. In fiscal 1998, Mr. Tate's compensation was based on the Company's overall performance in relation to goals set in the beginning of the year. In addition, in fiscal 1998 the Company granted Mr. Tate options to purchase 70,000 shares of Common Stock. The options, which do not begin to vest until January 1, 2001, are designed to increase Mr. Tate's incentive to remain with the Company in the future and to closely align Mr. Tate's interests with those of the Company's stockholders.

                                          COMPENSATION COMMITTEE
                                          OF THE BOARD OF DIRECTORS

                                          William Davidow
                                          Bruce Dunlevie
                                          Charles Geschke

                     COMPANY STOCK PRICE PERFORMANCE GRAPH

  The following graph compares the cumulative total return to stockholders on the Company's Common Stock with the cumulative total return of the Nasdaq Stock Market Index-U.S. ("Nasdaq US") and the Hambrecht & Quist Technology Index ("H&Q Technology"). The graph assumes that $100 was invested on May 13, 1997, the date of the Company's initial public offering, in the Company's Common Stock, the Nasdaq US Index and the H&Q Technology Index, including reinvestment of dividends. No dividends have been declared or paid on the Company's Common Stock. Historic stock price performance is not necessarily indicative of future stock price performance.


                       [PERFORMANCE CHART APPEARS HERE]

                                                   NASDAQ US                 H&Q TECHNOLOGY
       DATE            RAMBUS INC.                   INDEX                       INDEX
     --------          -----------                 ---------                 --------------
     05/13/97             $100                       $100                         $100
     06/30/97             $388                       $108                         $107
     09/30/97             $464                       $127                         $129
     12/31/97             $381                       $119                         $109
     03/31/98             $365                       $139                         $132
     06/30/98             $509                       $143                         $135
     09/30/98             $533                       $129                         $120

                                 OTHER MATTERS

  The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented or otherwise allowed to be considered at the Annual Meeting, the persons named in the enclosed proxy will have discretion to vote shares they represent in accordance with their own judgement on such matters.

  It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy in the envelope which has been enclosed.

                                          BY ORDER OF THE BOARD OF DIRECTORS

Mountain View, California
December 23, 1998

                                                                      1639-PS 99

                                  APPENDIX A
        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                  RAMBUS INC.
     FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 29, 1999

        The undersigned stockholder of Rambus Inc., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement each dated December 23, 1998 and hereby appoints Geoff Tate and Gary Harmon, or either of them, proxies and attorneys-in-fact, each with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Rambus Inc. to be held on January 29, 1999 at 9:00 a.m., local time at the Sheraton Palo Alto Hotel, 625 El Camino Real, Palo Alto, California 94301, and at any adjournment thereof, and to vote all shares of Common Stock of the Company held of record by the undersigned on December 17, 1998 as hereinafter specified upon the proposals listed on the reverse side.

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING OF STOCKHOLDERS PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

                                  DETACH HERE

[X]     PLEASE MARK VOTES AS IN THIS EXAMPLE.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS BELOW AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR MAY OTHERWISE BE ALLOWED TO BE CONSIDERED AT THE MEETING. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS BELOW.

1.      Election of Class II Directors.

NOMINEES:       William Davidow                 FOR       WITHHELD
                P. Michael Farmwald             [ ]       [ ]
                Geoff Tate

[ ]     FOR, except vote withheld from the following nominee:

        -----------------------------------------------------

2.      Ratification of appointment of          FOR       AGAINST     ABSTAIN
        PricewaterhouseCoopers LLP as           [ ]       [ ]         [ ]
        independent auditors of the
        Company for the fiscal year
        ending September 30, 1999.

MARK HERE      [ ]
FOR ADDRESS
CHANGE AND
NOTE AT RIGHT

Please sign exactly as your name appears hereon. When shares are registered in the names of two or more persons, whether as joint tenants, as community property or otherwise, both or all of such persons should sign. When signing as attorney, executor, administrator, trustee, guardian or another fiduciary capacity, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized person. If a partnership, please sign in partnership name by authorized person.

SIGNATURE:------------------------------------------------------------

DATE:-----------------------------------------------------------------